UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 22, 2021

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	001-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 22, 2021, Stock Yards Bancorp, Inc. held its 2021 annual meeting of shareholders. As of the record date for the Annual Meeting, there were 22,732,976 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 19,909,559 or 87.58% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows:

1. The following individuals were nominated in 2021 to serve until the next annual meeting of shareholders in 2022. All nominees were elected. The results were as follows:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Paul J. Bickel III	16,113,181	60,906	13,578	3,721,894
J. McCauley Brown	15,629,431	540,443	17,791	3,721,894
David P. Heintzman	15,793,526	371,427	22,712	3,721,894
Donna L. Heitzman	16,035,924	141,188	10,553	3,721,894
Carl G. Herde	15,528,440	638,047	21,178	3,721,894
James A. Hillebrand	15,832,830	337,402	17,433	3,721,894
Richard A. Lechleiter	15,945,544	194,191	47,930	3,721,894
Stephen M. Priebe	15,255,623	886,190	45,852	3,721,894
John L. Schutte	16,073,353	92,249	22,063	3,721,894
Kathy C. Thompson	15,758,141	409,544	19,980	3,721,894

2. Ratification of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021:

For	19,883,013
Against	5,471
Abstain	21,075
Broker non-vote	-

3. Proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers.

For	15,744,996
Against	295,854
Abstain	146,815
Broker non-vote	3,721,894

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits

None

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 23, 2021	STOCK YARDS BANCORP, INC.

By: /s/ T. Clay Stinnett
T. Clay Stinnett, Executive Vice President, Treasurer and Chief Financial Officer